UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

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[_]  Preliminary Proxy Statement
[_]  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[_] Soliciting Material Pursuant to §240.14a-12

AUTOMATIC DATA PROCESSING, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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     amount on which the filing fee is calculated and state how it was determined):
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on November 09, 2010.

AUTOMATIC DATA PROCESSING, INC. AUTOMATIC DATA PROCESSING, INC. PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735

Meeting Information
Meeting Type: Annual Meeting
For holders as of: September 10, 2010
Date: November 09, 2010 Time: 10:00 AM EST
Location:	Automatic Data Processing, Inc.
Corporate Office
One ADP Boulevard
Roseland, New Jersey

You are receiving this communication because you hold shares in the above-named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Combined Document Containing Notice of 2010 Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K.
How to View Online:
Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  è XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 26, 2010 to facilitate timely delivery.

—  How To Vote  —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends a vote FOR the following:
1.	Election of Directors
Nominees:
	01) Gregory D. Brenneman 02) Leslie A. Brun 03) Gary C. Butler 04) Leon G. Cooperman 05) Eric C. Fast 06) Linda R. Gooden	07) R. Glenn Hubbard 08) John P. Jones 09) Sharon T. Rowlands 10) Enrique T. Salem 11) Gregory L. Summe

The Board of Directors recommends a vote FOR the following proposals:
2.	Amendment of the Automatic Data Processing, Inc. Employees' Savings-Stock Purchase Plan

3.	Appointment of Deloitte & Touche LLP

NOTE:	The proxies will vote in their discretion upon any and all other matters which may properly come before the meeting or any adjournment thereof.